                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           U.S. Plastic Lumber Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

(US PLASTIC LUMBER LOGO)

April 24, 2001

Dear Stockholder:

     The directors and officers of your company cordially invite you to attend the Annual Meeting of the Stockholders of U.S. Plastic Lumber Corp., which will be held at the Company's plant located at 1909 NE 25th Avenue, Ocala, FL 33470 on Thursday, May 31, 2001 at 2:00 P.M. (Eastern Daylight Savings Time).

     At the Annual Meeting, each Stockholder will be asked to:

     1. elect two directors for a term of three years, or until their successors have been duly elected and qualified;

     2. ratify the appointment of KPMG LLP as the Company's auditors for fiscal year ending December 31, 2001; and

     3. vote on any other business which may properly come before the Annual Meeting.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO VOTE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT TO THE COMPANY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Sincerely,

/s/ Mark S. Alsentzer

Mark S. Alsentzer
Chairman, CEO and President
U.S. PLASTIC LUMBER CORP.
2300 GLADES RD., SUITE 440W
BOCA RATON, FLORIDA 33431
(561) 394-3511

(US PLASTIC LUMBER LOGO)

             NOTICE OF THE 2001 ANNUAL MEETING OF THE STOCKHOLDERS
                            TO BE HELD MAY 31, 2001

To the Stockholders of U.S. Plastic Lumber Corp.:

     Notice is hereby given that an Annual Meeting of the Stockholders ("Special Meeting") of U.S. Plastic Lumber Corp. (the "Company") will be held at the Company's Ocala plastic lumber plant located at 1909 NE 25th Avenue, Ocala, FL 33470 on Thursday, May 31, 2001 at 2:00 P.M. (Eastern Daylight Savings Time) in which each stockholder will be asked to consider and act upon:

     1. the election of two directors for a term of three years, or until their successors have been duly elected and qualified;

     2. the ratification of the appointment of KPMG LLP as the Company's auditors for fiscal year ending December 31, 2001;

     3. and such other business matter which may properly come before the Annual Meeting.

IF YOU PLAN TO ATTEND:

     Only stockholders of record as of April 10, 2001, or their duly appointed proxies, may attend the meeting. Seating is limited. Admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 1:30 p.m. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Please note that if your shares, or the person or entity for whom you are the duly appointed proxy, are held in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Even if you plan to attend the Annual Meeting in person, you are requested to date, sign and return the enclosed form of proxy card, which is solicited on behalf of the Board of Directors, at your earliest convenience. You may revoke your proxy at any time prior to exercise.

                                          By Order of the Board of Directors,

                                          /s/ Bruce C. Rosetto

                                          Bruce C. Rosetto
                                          Secretary

April 24, 2001
Boca Raton, Florida

     PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. IT WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES AND ENSURE A QUORUM AT THE SPECIAL MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
U.S. PLASTIC LUMBER CORP.
2300 GLADES RD., SUITE 440W
BOCA RATON, FLORIDA 33431
(561) 394-3511

                           U.S. PLASTIC LUMBER CORP.
                          2300 GLADES RD., SUITE 440W
                           BOCA RATON, FLORIDA 33431

                                PROXY STATEMENT
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 31, 2001

     The Board of Directors of U.S. Plastic Lumber Corp. ("USPL" or the "Company") solicits your proxy for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 31, 2001 at the Company's plastic lumber plant located at 1909 NE 25th Avenue, Ocala, Florida 33470 at 2:00 p.m. E.D.T. or any postponement or adjustment thereof for the purposes set forth in the foregoing Notice of the Annual Meeting. The Notice of Annual Meeting, this proxy statement and the enclosed proxy are being first mailed to stockholders on or about April 24, 2001.

     At the Annual Meeting, stockholders will be asked to consider and act upon:
(i) the election of two directors for a term of three years, or until their successors have been duly elected and qualified; (ii) the ratification of the appointment of KPMG LLP as the Company's auditors for the fiscal year ending December 31, 2001, as well as any other business matter which may properly come before the Annual Meeting.

     Stockholders of record can mail their signed proxy to the Company in the self addressed stamped envelope provided herewith. A proxy may be revoked at any time prior to the voting at the Annual Meeting by submitting a later dated proxy or by giving written notice of such revocation to the Secretary of the Company or by attending the Annual Meeting and voting in person.

VOTE REQUIRED AND PROXY INFORMATION

     Only stockholders of USPL common stock, par value $.0001 per share (the "Common Stock"), of record at the close of business on April 10, 2001 ("Record Date") are entitled to vote at the Annual Meeting.

     As of the close of business on the Record Date, 35,041,772 shares of Common Stock were issued and outstanding. Each share of Common Stock entitles the holder to one vote on each matter presented at the Annual Meeting. In order for a quorum to be present at the Annual Meeting, a majority of the outstanding shares of the Common Stock as of the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes.

     A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the Common Stock for: (i) election of all nominees for director hereinafter named ("Proposal 1"), and (ii) ratification of the appointment of KPMG LLP as the independent auditors of the Company for the fiscal year ended December 31, 2001 ("Proposal 2").

     The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) matters to be
presented at the Annual Meeting which the Company does not have notice on or prior to March 15, 2001; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the Annual Meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve;
(iv) any proposal omitted from this proxy statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

     The Company is not currently aware of any matters that will be brought before the Annual Meeting (other than procedural matters) that are not referred to in the enclosed notice of the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy shall vote the proxies in their discretion in the manner they believe to be in the best interest of USPL. The accompanying form of proxy has been prepared at the direction of the Board of Directors and is sent to you at the request of the Board of Directors. The proxies named therein have been designated by your Board of Directors.

     The election of directors will be determined by a plurality vote. The approval of Proposal 2 and any other business matters properly brought before the Annual Meeting requires the number of votes cast in favor of the proposal to exceed the number of votes cast in opposition to the proposal. Under Nevada law, an abstention, withholding of authority to vote or a broker non-vote on any proposal, other than the election of directors, will not be counted as votes cast for or against such proposal.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock by: (i) each person who is known to the Company to be the beneficial owner of five percent (5%) or more of the outstanding Common Stock, (ii) each director of the Company, (iii) the Company's chief executive officer and each other officer of the Company whose salary and bonus totaled $100,000 or more during fiscal 2000; and (iv) all directors and executive officers of the Company as a group.

     The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly they may include securities owned by or for, among others, the wife and/or minor children or the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this table. Beneficial ownership may be disclaimed as to certain of the securities. All shares listed in the table below represent shares of Common Stock as of March 31, 2001.

                                                            AMOUNT OF
                                                              SHARES         PERCENT
NAME AND ADDRESS**                                      BENEFICIALLY OWNED   OF CLASS
------------------                                      ------------------   --------
  DIRECTORS AND EXECUTIVE OFFICERS
  Mark S. Alsentzer...................................      9,981,740(1)       22.3%
  Roger Zitrin........................................        393,974(2)        1.1%
  August C. Schultes, III.............................      8,957,969(3)       20.5%
  Gary J. Ziegler.....................................      9,287,808(4)       21.0%
  Kenneth Leung.......................................         21,550(9)          *
  Bruce C. Rosetto....................................        200,704(5)          *
  Michael D. Schmidt..................................        155,641(6)          *
  John W. Poling......................................        108,333(7)          *
  All directors and executive officers as a group (8
     persons).........................................     11,643,542          33.3%
  5% HOLDERS
  Stout Partnership(8)................................      8,818,842          20.2%
     101 Jessup Rd., Thorofare, NJ 08086
  Halifax Fund, LP....................................      3,825,943(10)       9.9%
     195 Maplewood Ave., Maplewood NJ 07040

---------------

   * Less than 1%.
  ** All addresses of the executive officers and directors is that of the
     Company
 (1) Includes 988,332 shares which Mr. Alsentzer presently has the right to acquire through the exercise of outstanding options, 9,963,127 shares as to which Mr. Alsentzer has shared voting power which are held of record by Stout Partnership, a partnership in which Mr. Alsentzer is a general partner, 570,000 shares subject to options granted to Stout Partnership and 39,182 shares held by a limited partnership as to which Mr. Alsentser has full voting power and shared dispositive power.
 (2) Includes 27,500 shares Mr. Zitrin has the right to acquire through the exercise of options.

 (3) Includes 27,500 shares Mr. Schultes has the right to acquire through the exercise of options and 9,963,127 shares as to which Mr. Schultes has shared voting power, which are held of record by Stout Partnership, a partnership in which Mr. Schultes is a general partner and 570,000 shares subject to options granted to Stout Partnership.
 (4) Includes 27,500 shares Mr. Ziegler has the right to acquire through the exercise of options and 9,963,127 shares as to which Mr. Ziegler has shared voting power which are held of record by Stout Partnership, a partnership in which Mr. Ziegler is a general partner and 570,000 shares subject to options granted to Stout Partnership.
 (5) Includes 113,332 shares Mr. Rosetto has the right to acquire through the exercise of options.
 (6) Includes 113,332 shares Mr. Schmidt has the right to acquire through the exercise of options.
 (7) Includes 25,000 shares held directly by Mr. Poling and 83,333 shares Mr. Poling has the right to acquire through the exercise of options.
 (8) Certain officers and directors of the Company are general partners of Stout Partnership, including Mark S. Alsentzer, August C. Schultes III, and Gary
     J. Ziegler. As reported in Schedule 13D dated March 13, 1998 filed by Stout Partnership ("Stout"), 5,738,842 shares beneficially owned by Stout plus 70,000 shares subject to options granted to Stout Partnership. Stout has also purchased Series E Preferred Stock convertible into shares of common stock on a one for one basis, if not redeemed by the Company, as follows:
     1,142,857 shares on December 1, 2000, 285,714 shares on February 12, 2001 and 285,714 shares on March 10, 2001. Additionally, on February 28, 2001, Stout was awarded 500,000 warrants at $1.50 per share in consideration of the renewal of $5.0 million in outstanding loans made to the Company that had come due. All of the shares beneficially owned by Stout are owned by the general partnership, whose ownership is described in the Schedule 13D. Each of the individual partners of Stout Partnership have voting power and dispositive power equal to their pro rata interest.
 (9) Includes 6,000 shares held directly, 550 shares held by a family member and 15,000 shares Mr. Leung has the right to acquire through the exercise of options.
(10) Includes 5,581,396 shares of common stock into which Halifax's convertible debentures are convertible plus 200,000 shares of common stock into which Halifax's Warrants are exercisable and 285,714 shares of common stock into which Halifax's Series D Convertible Preferred stock are convertible, except that Halifax filed a Schedule 13 D with the Securities and Exchange Commission disclaiming ownership of 2,241,167 shares.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Board of Directors is currently composed of five members. At the Annual Meeting, Stockholders will vote on the election of two directors for a three year term, whose terms expire at the Annual Meeting. The By-Laws provide for three classes of directors, each class serving staggered three year terms. If for any reason any of the nominees for election at the Annual Meeting becomes unable or is unwilling to serve at the time of the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote for substitute nominee or nominees. The Board knows of no reason why any nominee will be unable to serve.

     The following table sets forth information regarding nominees for election to the Company's Board of Directors and directors remaining in office and each director's term of office.

                                    NOMINEES

                                            POSITION WITH         DIRECTOR   EXPIRATION
NAME                         AGE(1)          THE COMPANY           SINCE      OF TERM
----                         ------  ---------------------------  --------   ----------
Roger N. Zitrin............    53    Director                       1997        2002
Kenneth Leung..............    56    Director                       1999        2002

                            DIRECTORS WHOSE TERMS CONTINUE
Gary J. Ziegler............    53    Director                       1996        2003
Mark S. Alsentzer..........    45    Director, CEO & President;     1995        2004
                                     Chairman
August C. Schultes.........    54    Director                       1996        2004

-------------------------

(1) Age as of 12/31/00

     The principal occupation of each director of the Company and each nominee for director is set forth below unless otherwise indicated. Unless otherwise noted, all directors have held their present employment position for at least five years.

     MARK S. ALSENTZER. Chairman, Director, President & CEO. Mr. Alsentzer has been the President and CEO since December 1996, and the Chairman since January 2000. He was previously Chairman of the Company from November 1997 to May 1999. From 1980 to 1992, Mr. Alsentzer served as President of Stout Environmental, Inc., a full service hazardous waste environmental service company. During this period, Stout Environmental Inc. increased its revenues from $2 million to $90 million and the number of employees from 46 to 700. In 1992, Stout Environmental Inc. merged with Republic Industries Inc., where Mr. Alsentzer remained as Vice President of Republic Environmental Systems, Inc. until he joined U.S. Plastic Lumber Corp. In addition, Mr. Alsentzer was a Director of Cemtech, a company which grew from $3 million to $21 million and was sold to Waste Management Inc. in 1991. Mr. Alsentzer was the former CEO and founder of Clean Earth, Inc., which is currently a wholly-owned subsidiary of the Company and a leading recycler of contaminated soil and debris located in the northeast, from 1993 to 1996. Mr. Alsentzer has a Bachelor of Science degree in Chemical Engineering from Lehigh University and a Masters in Business Administration from Fairleigh Dickinson University. Mr. Alsentzer also serves as a Director of Mace Security International, Inc. (MACE) since December 1999, a company that owns and operates car washes throughout the United States.

     AUGUST C. SCHULTES III. Director. Mr. Schultes is Chairman of the Board and CEO of A.C. Schultes, Inc., a contracting and service organization specializing in water well drilling, water and waste water treatment, and pump and motor repair services for over seventy-five years with offices in Maryland, Delaware and New Jersey. He is also the Chairman of the Board and CEO of Life Care Institute, a medical diagnostic center with facilities to perform stress tests, CAT scans, MRI scans and physical therapy located in New Jersey. He was also the founder, Chairman of the Board and CEO of Stout Environmental, Inc. Mr. Schultes is a graduate of Penn State University and has a Bachelor of Science degree in Civil Engineering.

     ROGER N. ZITRIN. Director. Dr. Zitrin was the founder and President of the Heart Association of Palm Beach County where he was a practicing physician specializing in cardiology from until he retired in 1992. He is presently acting as an independent investor and investment advisor. Dr. Zitrin is the founder of Florida Medical Laser Corp. and Gold Coast Specialty Lab and co-founder of Physicians Cardiac Imaging. He is presently acting as financial advisor to Gold Coast Ventures, Inc. and serving as a Board member of Associated Home Health. Dr. Zitrin is a graduate of Rutgers College of Medicine and Dentistry.

     GARY J. ZIEGLER. Director. Mr. Ziegler is President of Consultants and Planners, Inc., which provides operating services to several water utility companies in New Jersey. Mr. Ziegler is a Professional Engineer and Professional Planner in New Jersey, a Professional Engineer in Maryland, Pennsylvania, Ohio and New York and a member of the American Society of Civil Engineers and the National Society of Professional Engineers. He was President of W.C. Services, Inc. and Vice President of Stout Environmental, Inc. Mr. Ziegler is a graduate of Clemson University with a Bachelor of Science degree in Civil Engineering.

     KENNETH CH'UAN-K'AI LEUNG. Director. Mr. Leung heads the Corporate Finance Department of Sanders Morris Harris in New York City and is the Chief Investment Officer of Environmental Opportunities Funds I and II. Prior to joining Sanders Morris Harris in 1995, Mr. Leung was a Managing Director at Smith Barney from 1978 to 1994. He has been an Institutional Investor "All Star" analyst for twenty-one years and has been involved in many of the major environmental service investment banking transactions over the last sixteen years. Mr. Leung was a Vice President at F. Eberstadt & Co. from 1974 to 1978 and an Assistant Treasurer at Chemical Bank from 1967 to 1974. Mr. Leung holds a Masters in Business Administration degree in Finance from Columbia University and a Bachelor of Arts degree in History from Fordham College. He serves on the Board of Directors of Zahren Alternative Power Corp., Capital Environmental Resource Inc., Avista Resources, Inc., Synagro Technologies, Inc. and Northstar Passenger Services Ltd.

     Set forth below is biographical information for the Company's executive officers who are not directors or nominees for directors:

     JOHN W. POLING, Age 55, Chief Financial Officer. Mr. Poling heads the Corporate Finance Department of the Company and is responsible for the Company's overall financial direction and SEC reporting, accounting operations and accounting controls. Prior to joining the Company in early 1999, Mr. Poling was Vice President of Finance at Eastern Environmental from 1996 to 1999. Mr. Poling has held senior financial positions in publicly-held environmental services companies since 1979, including Vice President and Treasurer of Smith Technology Inc. from 1994 to 1996, Vice President, Finance and Chief Financial Officer of Envirogen, Inc. from 1993 to 1994, President of Tier Inc. from December 1992 to September 1993, and Vice President-Finance and Chief Financial Officer of Roy F. Weston, Inc. from 1989 to 1992. Mr. Poling received a Bachelor of Science degree in Accounting from Rutgers University.

     BRUCE C. ROSETTO. Age 42, Vice President and General Counsel/Secretary. Mr. Rosetto joined the Company in January, 1997 and his primary responsibilities are acting as General Counsel to the Company, mergers and acquisitions, SEC reporting, investor relations and performing the functions of corporate secretary. Prior to such time, Mr. Rosetto was a partner in a New Jersey law firm, Paschon, Feurey, and Rosetto from

1982-86. In 1986, Mr. Rosetto became Chairman and CEO of Consolidated Waste Services of America, Inc. ("CWSA"), a fully integrated environmental company, building that company primarily through mergers and acquisitions into one of the largest privately owned environmental companies in New Jersey. CWSA was eventually sold to USA Waste Services in December 1997. In 1994, he became Chairman and CEO of Hemo Biologics International, Inc., a biologic products company. He graduated from LaSalle University in 1979 with a Bachelor of Arts Degree in Political Science, and from Villanova University School of Law in 1982, with a JD Degree. He is currently a member of the Florida and New Jersey Bars. Mr. Rosetto is also the sole principal of Rosetto & Associates, LLC, a private law firm that performs legal work for the Company as well as unrelated third parties.

     MICHAEL D. SCHMIDT. Age 52, Treasurer, Vice President of Finance. Mr. Schmidt joined the Company in December 1997. Mr. Schmidt has over 20 years of public and private accounting experience including 10 years in the environmental industry. Prior to joining the Company, Mr. Schmidt served as Chief Financial Officer of Republic Environmental Systems, Inc., a publicly traded company and a leading environmental service provider, headquartered in Blue Bell, Pennsylvania, a position he held for approximately ten years. Mr. Schmidt has a Bachelor of Science in Business Administration from Rowan University and is a Certified Public Accountant in the State of New Jersey.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR DIRECTOR.

DIRECTORS' MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held 11 meetings and took numerous actions by execution of unanimous written consents during 2000. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the committees on which such director served.

  COMMITTEES OF THE BOARD OF DIRECTORS

     The Company had an Audit Committee, Acquisition Committee, Nominating Committee and Compensation Committee during 2000. The following is a description of each such committee:

     The Audit Committee consisted of Messrs. Leung and Zitrin in 2000. It held two meetings during 2000. The Audit Committee recommends the independent accountants appointed by the Board of Directors of the Company and reviews issues raised by such accountants as to the scope of their audit and their report thereon including any questions or recommendations which may arise relating to the Company's internal accounting and auditing control procedures. The Board of Directors adopted an Audit Committee Charter on May 31, 2000, a copy of which is attached as Appendix A. The members of the Audit Committee are independent as defined in NASDAQ rule 4200(a)(15).

     The Nominating Committee consisted of Messrs. Ziegler, Schultes and Leung in 2000. It held no meetings during 2000. Its function is to select candidates for election to the position of director and make recommendations to the Board regarding candidates. Any stockholder wishing to propose a nominee should submit a recommendation in writing to the Company's Secretary, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director.

     The Acquisition Committee consisted of Messrs. Alsentzer, Leung and Schultes in 2000. It had no meetings during 2000. Its function is to review and approve acquisitions that are under $10 million in purchase price consideration without the requirement of Board approval.

     The Compensation Committee consisted of Messrs. Schultes, Zitrin and Ziegler in 2000. The Compensation Committee held no meetings during 2000. Its function is to review and make recommendations to the Board of Directors with respect to the Company's compensation of the officers of the Company, including salary, bonus, options and benefits under any existing and future compensation plans. None of the members of this Committee is or has ever been an officer or employee of the Company or otherwise received compensation from the Company other than as a director.

AUDIT COMMITTEE REPORT

     On April 2, 2001, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with its independent auditors, KPMG LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and a confirming letter from KPMG LLP regarding its independence and has discussed with KPMG LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

     This Audit Committee Report and information regarding the audit committee contained in the paragraph preceding the Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement, except to the extent that the Company specifically requests that the Report or information be specifically incorporated by reference.

                              The Audit Committee

               Kenneth Leung                     Roger N. Zitrin
                                Gary J. Ziegler

  DIRECTOR COMPENSATION

     Beginning on May 15, 1996, the Board adopted a compensation package for non-employee directors which provides for the award of 100 shares of the Company's un-registered Common Stock for each meeting attended and 60 shares of un-registered Common Stock for each Committee meeting attended not held in conjunction with a regular board meeting. Directors who are employees of the Company are not paid any fees or additional compensation for service as members of the Board of Directors or any committees thereof.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consisted of Messrs. Schultes, Zitrin and Ziegler. Messrs. Zeigler, Schultes and Alsentzer, the Company CEO, are also general partners of Stout Partnership, a beneficial owner of more than 5% of the outstanding Common Stock of the Company. None of these individuals serve as an officer of the Company, other than Mr. Alsentzer. In 1997, Stout Partnership was awarded options to purchase 320,000 shares of Common Stock, of which options to purchase 250,000 shares have been exercised, pursuant to an independent appraisal as to the value of the collateral and personal guarantees provided by each of the general partners of Stout Partnership on behalf of the Company with PNC Bank of Delaware. In December 2000, Stout Partnership was awarded options to purchase 500,000 shares of Common Stock, of which none have been exercised, in exchange for investing additional capital into the Company at a time when the Company was having difficulty funding its working capital needs. As of March 31, 2001, Stout Partnership has invested an additional $3,000,000 as part of the Series E Private Placement issued by the Company. Stout Partnership has also extended its debentures with the Company for an additional period of time. See "Certain Transactions".

COMPENSATION COMMITTEE REPORT

     The Compensation Committee's function is to review and make recommendations to the Board of Directors with respect to the compensation of the officers of the Company, including salary, bonus and benefits under any existing and future compensation plans, including stock options for all employees. The Compensation Committee consists of a minimum of two disinterested directors.

     The philosophy of the Compensation Committee is to establish appropriate compensation goals for the executive officers of the Company and make recommendations to the Board of Directors with regard to executive compensation and employee stock options. The Compensation Committee seeks to ensure that executive compensation is directly linked to continuous improvements in corporate performance, achievement of specific operational, financial and strategic objectives and increases in shareholder value. There are a wide variety of factors which the Compensation Committee may take into account, such as business conditions within and outside the industry, the Company's financial performance, the market compensation for executives of similar background and experience, the individual performance of the executive under consideration, the length of time the executive has been in the position, and other factors which the Compensation Committee may deem relevant. The goals of the Compensation Committee in establishing an executive compensation program are: (i) to fairly compensate executive officers of the Company and its subsidiaries for their contributions to the Company's short-term and long-term performance, and (ii) to allow the Company to attract, motivate and retain the management personnel necessary to the Company's success by providing an executive compensation program comparable to that offered by other companies seeking quality management personnel.

     Individual base salaries for the named officers are determined by the Compensation Committee based upon the scope of the executive's responsibilities, comparisons to fair market value of similar positions in the marketplace, a subjective evaluation of the executive's performance, and the length of time the executive has been in the position.

     The compensation of the Chairman, President and Chief Executive Officer, Mark S. Alsentzer, has been determined utilizing similar criteria as described for other executive officers with emphasis placed upon stock options in order that the compensation of the CEO is aligned with the goals of the Compensation Committee in establishing a strong link between the performance of the Company and return on investment for stockholders. Beginning in 1999, Mr. Alsentzer is provided with an annual base salary of $280,000 plus $36,000 per year to reimburse Mr. Alsentzer for living expenses associated with his need to maintain a residential unit in the State of Florida near the corporate offices. Additionally, in 1996, Mr. Alsentzer was awarded options to purchase 950,000 shares of Common Stock. The size of the option award was directly linked to specific performance goals, set by the Board, in achieving growth for the Company. Mr. Alsentzer met all the required performance goals in 1997 to 1999, and has, therefore earned the maximum number of options under his compensation program. In 1999, Mr. Alsentzer was awarded options to purchase 200,000 shares of Common Stock at an exercise price of $7.281 per share and 150,000 shares of Common Stock at an exercise price of $4.00 per share. No options were awarded to Mr. Alsentzer in 2000.

  EXECUTIVE COMPENSATION DEDUCTIBILITY

     The Company continues to evaluate its compensation plans to determine whether it complies with Section 162 (m) of the Internal Revenue Code of 1986, as amended. It is the Company's intent to attempt to comply, to the extent possible, with the aforementioned Internal Revenue Code so that amounts paid pursuant to the Company's compensation plans will generally be deductible compensation expense. The Compensation Committee does not currently anticipate that the amount of compensation paid to executive officers will exceed the amounts specified as deductible pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

                               Compensation Committee
                               of the Board of Directors
                               Roger Zitrin
                               Gary J. Ziegler
                               August C. Schultes, III

                            STOCK PERFORMANCE GRAPH

     The following graph shows a comparison of the cumulative total return for the Company's common Stock, the Nasdaq Stock Market and the company Composite Index (defined below), assuming an investment of $100 in each on February 14, 1998, the date that the Company's Common Stock was first registered under the Securities Act of 1934, and the reinvestment of all dividends.

     The data points used for the performance graph are listed below.

     The Company Lumber -- Recycling Composite Index reflects the performance of the following publicly traded companies in industries similar to that of the company: Trex Company, Inc., Advanced Environmental Recycling Technologies, Inc., Safety-Kleen Corp., Clean Harbors, Inc. and IT Group, Inc.

                                                   U.S. PLASTIC LUMBER             PEER GROUP               NASDAQ COMPOSITE
                                                   -------------------             ----------               ----------------
2/13/1998                                               $  100.00                   $  100.00                   $  100.00
12/31/1998                                              $  121.33                   $   91.22                   $  128.67
12/31/1999                                              $  164.00                   $  116.60                   $  239.47
12/29/2000                                              $   27.36                   $   90.27                   $  145.38

                             EXECUTIVE COMPENSATION

     The following table summarizes compensation paid or accrued during the periods indicated for the Company's Chief Executive Officer and each other executive officer whose salary and bonus exceeded $100,000 during fiscal year 2000.

                           SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION                 AWARDS
                                                  --------------------------   --------------------------
                                                                               NUMBER OF
                                                                               SECURITIES
                                                              OTHER ANNUAL     UNDERLYING     ALL OTHER
  NAME AND PRINCIPAL POSITION            YEAR      SALARY    COMPENSATION(1)    OPTIONS      COMPENSATION
  ---------------------------            ----     --------   ---------------   ----------    ------------
  Mark Alsentzer,                        2000     $271,923           -0-            -0-        $36,000(2)
    Chairman, CEO and                    1999     $180,000           -0-        350,000        $36,000(2)
    President                            1998     $150,000           -0-            -0-        $36,000

  John W. Poling,                        2000     $111,779           -0-            -0-            -0-
    Chief Financial Officer              1999(4)  $ 65,385           -0-        125,000            -0-

  Bruce C. Rosetto                       2000     $ 20,000           -0-            -0-            -0-(4)
    Vice President and                   1999     $ 56,923       $25,000        110,000            -0-(4)
    General                              1998     $100,000           -0-         75,000            -0-
    Counsel/Secretary

  Michael D. Schmidt,                    2000     $102,981           -0-            -0-            -0-
    Vice President of                    1999     $100,000       $25,000        110,000            -0-
    Finance                              1998     $100,000           -0-         75,000            -0-

-------------------------

(1) Excludes perquisites and other personal benefits that do not exceed the lesser of $50,000 or 10% of each officer's total salary and bonus.
(2) Represents annual living expenses for maintaining a second home.
(3) The Company has a professional services contract with Rosetto & Associates, LLC, a private law firm that performs legal work for the Company as well as unrelated third parties. Mr. Rosetto, Vice President, General Counsel and Secretary for the Company, is the sole principal of Rosetto & Associates, LLC. In 2000, Rosetto & Associates billed the Company $465,145 for legal services which are not included in the table above. Rosetto & Associates paid the Company $190,640 for use of office space, office equipment and other shared services.
(4) Commenced employment on April 26, 1999.

  EMPLOYMENT AGREEMENTS

     Mark S. Alsentzer -- Chairman, Chief Executive Officer and President. Mr. Alsentzer's employment agreement is for a three year term beginning October 27, 1999. In addition to an annual salary of $280,000, Mr. Alsentzer receives a $3,000 per month reimbursement for living expenses and reimbursement for expenses related to a residential unit and options to purchase Common Stock described in footnote 2 above. Mr. Alsentzer may be terminated for cause under the employment agreement defined as (i) the conviction of a felony crime involving moral turpitude, (ii) the violation of any restrictive covenants contained within the Agreement; (iii) his engaging in gross negligence or willful misconduct injurious to the Company; or (iv) the failure to substantially perform his duties, other than resulting from incapacity due to physical or mental illness. In the event, Mr. Alsentzer is terminated for cause or he elects to leave the employ of the Company for any reason, then Mr. Alsentzer shall be entitled to receive all unissued options for which the conditions of issuance have otherwise been met and all accrued but unpaid salary. If the employment period ceases due to the death of Mr. Alsentzer, the election of the

Company to terminate without cause, change of control or his permanent disability as defined in the agreement, then Mr. Alsentzer shall receive a lump sum cash payment equal to two years base salary as defined in the agreement and all unissued options for which the conditions have not been otherwise met shall be issued to Mr. Alsentzer without regard to performance of the conditions for issuance. Mr. Alsentzer's contract also contains provisions concerning a covenant not to compete and violate corporate confidences for two years beginning on the date of termination.

     John W. Poling -- Chief Financial Officer. Mr. Poling's employment agreement is for a three year term beginning October 27, 1999. In addition to an annual salary of $125,000, Mr. Poling receives a $450 per month car allowance and options to purchase Common Stock described in this Proxy Statement. Mr. Poling may be terminated for cause under the employment agreement defined as (i) the conviction of a felony crime involving moral turpitude, (ii) the violation of any restrictive covenants contained within the Agreement; (iii) his engaging in gross negligence or willful misconduct injurious to the Company; or (iv) the failure to substantially perform his duties, other than resulting from incapacity due to physical or mental illness. In the event, Mr. Poling is terminated for cause or he elects to leave the employ of the Company for any reason, then Mr. Poling shall be entitled to receive all unissued options for which the conditions of issuance have otherwise been met and all accrued but unpaid salary. If the employment period ceases due to the death of Mr. Poling, the election of the Company to terminate without cause, change of control or his permanent disability as defined in the agreement, then Mr. Poling shall receive a lump sum cash payment equal to two years base salary as defined in the agreement and all unissued options for which the conditions have not been otherwise met shall be issued to Mr. Poling without regard to performance of the conditions for issuance. Mr. Poling's contract also contains provisions concerning a covenant not to compete and violate corporate confidences for two years beginning on the date of termination.

     Bruce C. Rosetto -- Vice President, General Counsel and Secretary. Mr. Rosetto's employment agreement is for a three year term beginning October 27, 1999. In addition to the annual salary of $20,000, Mr. Rosetto receives options to purchase Common Stock described in this Proxy Statement. Mr. Rosetto may be terminated for cause under the employment agreement defined as (i) the conviction of a felony crime involving moral turpitude, (ii) the violation of any restrictive covenants contained within the Agreement; (iii) his engaging in gross negligence or willful misconduct injurious to the Company; or (iv) the failure to substantially perform his duties, other than resulting from incapacity due to physical or mental illness. In the event, Mr. Rosetto is terminated for cause or he elects to leave the employ of the Company for any reason, then Mr. Rosetto shall be entitled to receive all unissued options for which the conditions of issuance have otherwise been met and all accrued but unpaid salary. If the employment period ceases due to the death of Mr. Rosetto, the election of the Company to terminate without cause, change of control or his permanent disability as defined in the agreement, then Mr. Rosetto shall receive a lump sum cash payment equal to $260,000 and all unissued options for which the conditions have not been otherwise met shall be issued to Mr. Rosetto without regard to performance of the conditions for issuance. Mr. Rosetto's contract also contains provisions concerning a covenant not to compete and violate corporate confidences for two years beginning on the date of termination. Mr. Rosetto also receives compensation from Rosetto & Associates, LLC, a law firm of which Mr. Rosetto is principal, that provides legal services to the Company. See "Certain Transactions" for further detail.

     Michael D. Schmidt -- Treasurer, Vice President of Finance. Mr. Schmidt's employment agreement is for a three year term beginning October 27, 1999. In addition to the compensation listed above, Mr. Schmidt receives a $450 per month car allowance and options to purchase Common Stock described in this Proxy Statement. Mr. Schmidt may be terminated for cause under the employment agreement defined as (i) the conviction of a felony crime involving moral turpitude, (ii) the violation of any restrictive covenants contained within the Agreement; (iii) his engaging in gross negligence or willful misconduct injurious to the Company; or (iv) the failure to substantially perform his duties, other than resulting from incapacity due to physical or mental illness. In the event, Mr. Schmidt is terminated for cause or he elects to leave the employ of the Company for any reason, then Mr. Schmidt shall be entitled to receive all unissued options for which the conditions of issuance have otherwise been met and all accrued but unpaid salary. If the employment period ceases due to the death of Mr. Schmidt, the election of the Company to terminate without cause, change of control or his permanent disability as defined in the agreement, then Mr. Schmidt shall receive a lump sum cash payment equal to two years base salary as defined in the agreement and all unissued options for which the conditions have not been otherwise met shall be issued to Mr. Schmidt without regard to performance of the conditions for issuance. Mr. Schmidt's contract also contains provisions concerning a covenant not to compete and violate corporate confidences for two years beginning on the date of termination.

  STOCK OPTIONS

     The Board of Directors of the Company has granted options to acquire shares of Common Stock to the Company's key employees and officers pursuant to the Company's option plan. Awards of options to the Company's Chief Executive Officer and other executive officers are reported in the Summary Compensation Table. In addition, the Board of Directors has awarded non-qualified options to acquire shares of the Common Stock to other managers pursuant to the Company's option plan. The Board of Directors has determined the persons to whom awards are granted, the number of awards granted and the specific terms of each award, including the vesting thereof and the exercise price.

OPTIONS AWARDED DURING 2000

     The following table sets forth information regarding the option values of options held by the Company's Chief Executive Officer and other executive officers at December 31, 2000. No options were granted to any of the named officers in 2000.

                AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                  NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED             IN-THE-MONEY
                                     SHARES                            OPTIONS AT                    OPTIONS AT
                                    ACQUIRED         VALUE           FISCAL YEAR END              FISCAL YEAR END
NAME                             ON EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
----                             --------------   -----------   -------------------------   ----------------------------
Mark S. Alsentzer..............         0               0       988,332/116,668             $0/0
John W. Poling.................         0               0       58,333/66,667               $0/0
Bruce C. Rosetto...............         0               0       113,332/36,668              $0/0
Michael D. Schmidt.............         0               0       113,332/36,668              $0/0

-------------------------

(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options awarded based upon the closing sales price per share of $1.125 on December 31, 2000.
(2) Mr. Alsentzer has beneficial ownership as a partner in Stout Partnership which has options to purchase 570,000 shares See "Certain Transactions."

CERTAIN TRANSACTIONS

     In the past, the Company has entered into several significant acquisitions and other transactions with affiliates. The terms of these transactions were, in some instances, determined without the benefit of arms length bargaining or negotiation and necessarily involve conflicts between the interests of the related parties and the Company. These are as follows:

     In 1999 and 1998, the Company borrowed up to $2,400,000 under a $2,500,000 line of credit agreement from a company controlled by a member of the Board of Directors and his family. The line of credit bears interest at prime plus 1% and expires on June 30, 2001. At December 31, 1999 $1,500,000 was outstanding under the line. No balance was outstanding at December 31, 1998. The Company paid $109,933 and $171,849 in interest on this line in 1999 and 1998, respectively. During 2000 the line of credit was paid-off and terminated in conjunction with the entering into the new three year credit agreement on June 30, 2000.

     On February 2, 1999 the Stout Partnership made a $5,000,000 unsecured loan to the Company. The loan bears interest at 10% and matures on June 30, 2001. The proceeds were used in the purchase of Eaglebrook. The Stout Partnership borrowed the $5,000,000 from PNC Bank and the individual partners have personally guaranteed the loan. At December 31, 1999, the balance outstanding on this loan was $4,500,000. The Company paid $529,055 and $321,644 in interest on this loan in 2000 and 1999 respectively.

     On December 1, 2000 the Stout Partnership exchanged the $5,000,000 unsecured loan into a subordinated convertible debenture of an equal dollar amount with a due date of July 1, 2002, with interest payable monthly in arrears at 11.5% per annum. The debenture is convertible into common stock at the lower of $2.00 per share or the lowest closing price of the Company's common stock during the four trading days prior to but not including the conversion date. The debenture is convertible at any time, in whole or part, at the option of the holder.

     In addition Stout Partnership provided the Company with an additional funding of $2,000,000 as part of the Series E Preferred stock private placement in 2000.

     In consideration of the Stout Partnership exchanging its unsecured loan for a subordinated convertible debenture and providing the additional funding of Series "E" Preferred Stock, the Company granted 250,000 warrants at the exercise price of $1.50 per share. The $264,374 value assigned to the warrants is reflected as a discount from the face value of the debentures and is being accreted over the term of the debenture. In addition, Stout Partnership will receive 250,000 warrants in the event certain assets of the Company are not disposed of as of June 1, 2001.

     In June 1999 the Company entered into an agreement to charter air services from a company owned by a former director. During 2000, the Company did not utilize any services under this agreement and the charter service was discontinued. The Company leases approximately 3,240 square feet of office space for $51,000 per year from that same former director. The lease expires in October 2004.

     The Company has a professional services contract with Rosetto & Associates LLC, a private law firm, that performs legal work for the company as well as unrelated third parties. Mr. Rosetto, Vice President, General Counsel and Secretary for the Company, is the sole principal of Rosetto & Associates. During 2000, Rosetto & Associates billed the Company $465,145 for legal services and the Company billed $160,800 to Rosetto & Associates for use of office space, office equipment and other shared services.

             PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF AUDITORS

     The Company first engaged the firm of KPMG LLP as its new independent accountants to conduct the 1999 and 2000 audit. Based upon the recommendation of the Audit Committee, the Board of Directors has selected KPMG LLP to be the Company's independent certified public accountants for fiscal 2001. The Board of Directors has invited a representative from KPMG LLP to attend the Annual Meeting on May 31, 2001. This representative will have an opportunity to make a statement if he or she so desires and will be available to answer questions from stockholders.

     AUDIT FEES. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 (the "2000 fiscal year") and the reviews of the financial statements included in the Company's Form 10-Qs for the 2000 fiscal year totaled $300,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for professional services related to financial information systems design and implementation by KPMG LLP for the 2000 fiscal year.

     ALL OTHER FEES. Other than the fees described in the preceding two paragraphs, there were no other fees to KPMG for fiscal 2000.

     The Audit Committee has considered whether the provision of services covered in the preceding two paragraphs is compatible with maintaining KPMG's independence.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

     The engagement of the former independent accountant, Arthur Andersen LLP was terminated by the Company on January 31, 2000 because the Board of Directors of the Company and Arthur Andersen LLP mutually agreed that based upon a potential conflict of interest, the best interests of the Company would be served by engaging a new independent accounting firm.

     The principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Board of Directors of the Company and was completed in a cooperative effort with Arthur Andersen LLP.

     During the Company's two most recent fiscal years preceding such dismissal there were no matters of disagreements between the Company and its former independent accountants. The former independent accountants have not advised the Company during the two most recent fiscal years preceding of any of the following events:

     (a) that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

     (b) that it can no longer rely on management's representations or that it is unwilling to be associated with the financial statements prepared by management;

     (c) that it needs to significantly expand the scope of its audit or that information has come to its attention which may adversely impact the fairness or reliability of a previously issued audit report or financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report or that it can no longer rely on management's representations or that it is unwilling to be associated with the financial statements prepared by management; or that due to the accountant's dismissal, it did not expand the scope of its audit or conduct such further investigation; or

     (d) that there have been any issues that have not been resolved to the satisfaction of the former independent accountants or that would otherwise affect its ability to render an unqualified audit report.

SECTION 16(a) BENENFICAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of equity securities of the Company, to file reports of ownership and changes in ownership to the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

STOCKHOLDER PROPOSALS

     Pursuant to the proxy rules promulgated under the Securities and Exchange Act of 1934, as amended, (the "Exchange Act"), the deadline for providing the Company timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's Annual Meeting to be held in 2001(the "2001 Annual Meeting") will be March 26, 2002. As to all such matters which the Company does not have notice on or prior to March 26, 2002, discretionary authority shall be granted to the persons designated in the Company's proxy related to the Meeting to vote on such proposal. This change in procedure does not affect the Rule 14a-8 requirements applicable to inclusion of stockholder proposal in the Company's proxy materials related to the Meeting. A stockholder proposal must be submitted to the Company at its offices located at 2300 Glades Road, Suite 440W, Boca Raton, FL, 33431 by December 25, 2001 to receive consideration for inclusion in the Company's 2001 proxy materials. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

EXPENSES OF SOLICITATION

     The expense of the proxy solicitation will be borne by the Company. InterWest Transfer Company has been retained by the Company to assist in the solicitation of proxies and will be paid a fee of $4,500 for such services plus reimbursement of out-of-pocket expenses. In addition to solicitation by mail, proxies may be solicited in person or by telephone, or electronic mail by directors, officers or employees of the Company and its subsidiaries without additional compensation. Upon request by brokers, dealers, banks or voting trustees, or their nominees who are record holders of the Company's Common Stock, the Company is required to pay the reasonable expenses incurred by such record holders for mailing proxy materials and annual stockholder reports to any beneficial owners of the Common Stock.

ANNUAL REPORT

     This Proxy Statement is accompanied by the Annual Report to Stockholders on Form 10-K filed with the SEC for the year ended December 31, 2000 (the "Annual Report"). The Annual Report contains the Company's audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     EACH PERSON SOLICITED HEREUNDER CAN OBTAIN ANOTHER COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST TO:

                           U.S. Plastic Lumber Corp.
                             Attn: Bruce C. Rosetto
                          2300 Glades Rd., Suite 440W
                             Boca Raton, FL. 33431

                                              By Order of the Board of
                                              Directors,

                                              /s/ Bruce C. Rosetto

                                              Bruce C. Rosetto, Corporate
                                              Secretary

                                   APPENDIX A
                           U.S. PLASTIC LUMBER CORP.

                            AUDIT COMMITTEE CHARTER

COMPOSITION

     There shall be a committee of the board of directors (the "Board") of U.S Plastic Lumber Corp. (the "Company") to be known as the audit committee which, no later than June 14, 2001, shall have at least three (3) members, comprised solely of independent directors, as such term is defined in Rule 4200(a)(15) of the NASDAQ Stock Market ("NASD") corporate governance requirements, subject to the exception in Rule 4310(c)(26)(B)(ii) of the NASD corporate governance requirements.

     Each member of the audit committee shall be able to read and understand fundamental financial statements, including the company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. In addition, at least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The Board shall elect or appoint a chairman of the audit committee who will have authority to act on behalf of the audit committee between meetings.

RESPONSIBILITIES

     The responsibilities of the audit committee are as follows:

     - Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the Company consistent with the Independence Standards Board Standard 1.

     - Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

     - In view of the outside auditor's ultimate accountability to the Board and the audit committee, as representatives of the shareholders, the audit committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement).

     - Review with the outside auditor, the Company's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

     - Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

     - Review the financial statements contained in the annual report to shareholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

     - Meet with the internal auditor (if any), outside auditor or the management privately to discuss any matters that the audit committee, the internal auditor (if any), the outside auditor or the management believe should be discussed privately with the audit committee.

     - Review and reassess the adequacy of the committee's charter annually.

     - Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

LIMITATIONS

     The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                REVOCABLE PROXY
                           U.S. PLASTIC LUMBER CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 31, 2001

The undersigned hereby constitutes and appoints Mark S. Alsentzer and Bruce C. Rosetto and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Stockholders (the "Annual Meeting") of U.S. Plastic Lumber Corp. ("USPL"), to be held on the 31st day of May, 2001, and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of USPL which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs this proxy to vote as follows:

   Please mark your votes as in this example. [X]

1. The election as directors of all the following nominees for the term of three years (except as marked to the contrary):

        Roger N. Zitrin   Kenneth Leung     [ ] FOR        [ ] VOTE WITHHELD

  To withhold authority to vote for an individual nominee, write that nominee's name on the space provided below.

     ---------------------------------------------------------------------

2. To ratify the appointment of KPMG LLP as independent auditors for fiscal year ending December 31, 2001.

                 [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE DIRECTOR NOMINEES AND THE PROPOSALS SET FORTH HEREIN.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF USPL

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED HEREIN INTENDS TO VOTE FOR THE ELECTION OF THE NOMINEES LISTED AND FOR THE APPROVAL OF PROPOSALS SET FORTH HEREIN. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                 (CONTINUED AND TO BE SIGNED ON FOLLOWING PAGE)

THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

Should the undersigned be present and choose to vote at the Annual Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of USPL at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be terminated and shall have no force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary or by duly executing a proxy bearing a later date.

The undersigned hereby acknowledges receipt of the Company's 2000 Annual Report to Stockholders, Notice of the Company's Annual Meeting and the Proxy Statement relating thereto.

                                              Date:
                                             ----------------------------------,
                                              2001
                                              (Please date this Proxy)

                                              ----------------------------------

                                              ----------------------------------
                                              Signature(s)

                                              It would be helpful if you signed
                                              your name exactly as it appears on
                                              your stock certificate(s),
                                              indicating any official position
                                              or representative capacity. If
                                              shares are registered in more than
                                              one name, all owners should sign.

 PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE
                                 PAID ENVELOPE.